                                                                    EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated April 13, 1998 included in Brio Technology, Inc.'s Form 10-K for the year ended March 31, 1998.

                                                     ARTHUR ANDERSEN LLP

                                                     /s/ Arthur Andersen LLP

San Jose, California
September 30, 1998